                                                                       EXECUTION

                             PLANVISTA CORPORATION

                      THIRD AMENDMENT AND LIMITED WAIVER

          THIS THIRD AMENDMENT AND LIMITED WAIVER to the Credit Agreement referred to below (this "Amendment"), is dated as of the 2nd day of July, 2001, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and, for purposes of Sections 5 and 6 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent dated as of April 16, 2001, the Limited Waiver and Consent dated as of April 30, 2001, the Limited Waiver and Consent dated as of May 4, 2001, the Limited Waiver and Extension dated as of June 15, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Borrower has requested that Lenders (i) waive compliance with the provisions of Section 2.3(a) of the Credit Agreement solely with respect to the scheduled payments of principal on the Term Loans due June 30, 2001 and July 31, 2001, and (ii) waive compliance with Section 2.3(b)(iii)(C) of the Credit Agreement solely to permit the Borrower to retain Net Securities Proceeds in an aggregate amount not to exceed $3,300,000, provided that such Net
                                                          --------
Securities Proceeds are used solely to pay obligations assumed by Borrower in connection with the closing of that certain Stock Purchase Agreement by and between the Borrower and HealthPlan Holdings, Inc., dated as of April 1, 2001, as amended on June 18, 2001 (the "Stock Purchase Agreement"); and

          WHEREAS, the Administrative Agent and Lenders have agreed to make certain amendments to and waive certain requirements of the Credit Agreement, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree pursuant to Section 13.12 of the Credit Agreement as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, the Administrative Agent and Lenders hereby agree as follows:

          A. Amendments to Section 1.1.
             -------------------------

               (1) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin" and "Carry Over Amount" appearing therein in their entirety.

               (2) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions therein in alphabetical order:

          'Fiscal Month' means any fiscal month of any Fiscal Year.
           ------------

          'Third Amendment' means that certain Third Amendment to the Second
           ---------------
     Amended and Restated Credit Agreement dated as of July 2, 2001 by and among the Borrower, the Lenders and the Administrative Agent.

          'Third Amendment Effective Date' means the Third Amendment Effective
           ------------------------------
     Date as defined in the Third Amendment."

          B. Amendments to Section 4.
             -----------------------

               (3) Sections 4.1(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "SECTION 4.1.  Interest.
                         --------

          (a)  Interest Rate.  From and after the Third Amendment Effective
               -------------
     Date, subject to the provisions of Sections 4.1(c) and 4.1(e), the aggregate principal balance of the Notes or any portion thereof shall bear interest at a rate per annum equal to the Base Rate plus four percentage
                                                         ----
     points (4%).

          (b)  Reserved."
               --------

          B. Amendment to Section 7.  Section 7.1 of the Credit Agreement is
             ----------------------
hereby amended by (i) re-lettering paragraphs (a), (b), (c), (d) and (e) as paragraphs (b), (c), (d) and (e) and new paragraph (f) and (ii) inserting a new paragraph (a) thereto as follows:

          "(a)  Weekly Statements.  As soon as practicable and in any event no
                -----------------
     later than Wednesday of each calendar week, an Adjusted Budget as of the Friday of the calendar week immediately preceding such Wednesday."

          C. Amendments to Section 9.
             -----------------------

               (1) Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 9.1  Minimum Total Receipts.  Permit Total Receipts as of the
                        ----------------------
     last day of each calendar week for the four week period then ended to be less than ninety percent (90%) of the Total Receipts set forth in the Adjusted Budget for such four (4) week period."

               (2) Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 9.4  Capital Expenditures.  Make or incur any Capital
                        --------------------
     Expenditures in any Fiscal Month commencing with the Fiscal Month of June of the Fiscal Year 2001 in an aggregate amount in excess of $10,000; provided that to the extent that Capital Expenditures permitted for any
     --------
     such Fiscal Month exceed actual Capital Expenditures for such Fiscal Month, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Month."

                                  SECTION 2.
        LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT; CONDITIONS
                                 TO AMENDMENT

          A. Certain Scheduled Payments of Principal on Term Loans.  On the
             -----------------------------------------------------
basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders hereby agree to waive compliance with Section 2.3(a) of the Credit Agreement solely with respect to the scheduled payments of principal on the Term Loans due June 30, 2001 and July 31, 2001; provided that such scheduled payments
                                           --------
and all other outstanding Obligations shall be paid in full no later than the Final Maturity Date.

          B. Certain Mandatory Prepayments Due to Issuance of Equity or Debt
             ---------------------------------------------------------------
Securities.  On the basis of the representations and warranties contained in
----------
this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive compliance with
Section 2.3(b)(iii)(C) of the Credit Agreement solely with respect to the mandatory prepayment of the Loans from Net Securities Proceeds in an amount not to exceed $3,300,000; provided that on the date of receipt of such Net
                      --------
Securities Proceeds the Borrower shall apply such proceeds to pay obligations assumed by Borrower in connection with the closing of the Stock Purchase Agreement.

                                  SECTION 3.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section
13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(a) and 2.3(b)(iii)(C) of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed to:

          (a) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(a) and 2.3(b)(iii)(C) of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document;

          (b) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents;

          (c) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

          (d) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 4.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A. Authorization; Binding Obligations.  Each Credit Party has all
             ----------------------------------
requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Third Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B. Incorporation of Representations.  Each representation and warranty
             --------------------------------
of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C. Absence of Defaults.  No event has occurred and is continuing or
             -------------------
would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

          D. Financial Projections.  All financial projections concerning the
             ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E. Performance. The Borrower has performed in all material respects
             -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 5.
                   RELEASE AND DISCHARGE OF CLAIMS OF ACTION

          TO INDUCE THE ADMINISTRATIVE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, THE BORROWER AND EACH OTHER CREDIT PARTY ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES AND AFFILIATES EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THE BORROWER OR ANY OTHER CREDIT PARTY NOW HAS OR EVER HAD AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE THIRD AMENDMENT EFFECTIVE DATE.

                                  SECTION 6.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represent and warrant that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 7.
           FEES; REGISTRATION RIGHTS; RETENTION OF INVESTMENT BANKER

          A. Fees.  In consideration for the execution and delivery of this
             ----
Amendment, the Borrower agrees to deliver to the Administrative Agent, for the ratable benefit of the Lenders, an aggregate amount of 75,000 shares of common stock of the Borrower held in treasury (the "Fee Shares"), which Fee Shares shall be subject to the Registration Rights Agreement (described below). By no later than July 11, 2001, Borrower shall have delivered to the Administrative Agent certificates evidencing the Fee Shares.

          B. Registration Rights Agreement.   By no later than July 11, 2001,
             -----------------------------
the Borrower shall have executed and delivered to the Administrative Agent and the Lenders a registration rights agreement with respect to the Fee Shares in form and substance acceptable to the Administrative Agent.

          C. Retention of Investment Banker.   The Borrower shall retain the
             ------------------------------
services of an investment banker reasonably acceptable to the Administrative Agent and the Lenders to pursue a sale of all or substantially all of the assets or capital stock of the Borrower or its Subsidiaries. The Administrative Agent shall receive an executed copy of the engagement letter with such investment banker by August 1, 2001, which engagement letter shall, among other things, provide that such investment banker shall be authorized to report to the Administrative Agent as soon as practicable and in any event no later than Friday of each calendar week commencing with the calendar week of August 6, 2001 regarding the status of the sale.

                                  SECTION 8.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

          (a) counterparts hereof duly executed by each Credit Party and the Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

          (b) a duly authorized resolution of Borrower's board of directors authorizing (i) the issuance and sale of up to 710,000 shares of the common stock of Borrower held in treasury and (ii) to the extent necessary to raise funds and pay the obligations assumed by the Borrower in connection with the closing of the Stock Purchase Agreement, the issuance and sale of up to an additional 750,000 shares of common stock of the Borrower;

          (c) the Borrower shall have retained the services of Bill Runge of Arthur Andersen (together with such other professionals from Arthur Andersen as may be necessary from time to time) who shall be responsible for the cash management of the Borrower, receivables tracking and collections and such other duties as may be agreed upon by the Borrower and the Administrative Agent and, the Administrative Agent shall have received an executed copy of the engagement letter with Arthur Andersen in form, substance and scope reasonably acceptable to the Administrative Agent.

                                  SECTION 9.
                                 MISCELLANEOUS

          A. Effect of Amendment.  Except as specifically provided herein, this
             -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

          B. Fees and Expenses.  The Borrower acknowledges that all costs, fees
             -----------------
and expenses as described in Section 13.2 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, shall be for the account of the Borrower.

          C. Headings.  Section and subsection headings in this Amendment are
             --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
             --------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts.  This Amendment may be executed in any number of
             ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FIRST UNION NATIONAL BANK,
                                   as a Lender and as Administrative Agent


                                   By:_________________________________
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                   as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   SUNTRUST BANK, as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK, as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   SOUTHTRUST BANK, as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEEBANK BA "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as a
                                   Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   BANK OF AMERICA, N.A., as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   AMSOUTH BANK, as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   HIBERNIA NATIONAL BANK, as a Lender


                                   By:_________________________________
                                      Name:
                                      Title:


                                   FIFTH THIRD BANK, CENTRAL OHIO, as a
                                   Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BORROWER:


                                   PLANVISTA CORPORATION, as Borrower


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Chairman and Chief Executive Officer

                                   OTHER CREDIT PARTIES:


                                   PLANVISTA SOLUTIONS, INC. (f/k/a
                                   NATIONAL PREFERRED PROVIDER
                                   NETWORK, INC.)


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Chief Executive Officer


                                   NATIONAL NETWORK SERVICES, INC.


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer


                                   QUALITY MEDICAL ADMINISTRATORS, INC.


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer


                                   HPS OF DELAWARE LLC (f/k/a CENTRA
                                   HEALTHPLAN LLC)


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Title:

                                   HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                   BENEFIT SERVICES, INC.)


                                   By:_________________________________
                                      Phillip S. Dingle
                                      President


                                   HPS OF MISSOURI, INC. (f/k/a REH
                                   AGENCY OF MISSOURI, INC.)


                                   By:_________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer